Exhibit 99.1

TPG and Jackson Financial Inc. Announce Strategic Partnership to Accelerate Growth

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TPG and Jackson Financial Inc. to establish long-term, strategic investment management partnership, with a minimum commitment of $12 billion of AUM and strong economic incentives aligned to a long-term target of $20 billion

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Partnership expected to commence with an allocation to TPG Credit, initially focused on Investment Grade Asset Based Finance and Direct Lending, with opportunities to expand into other strategies over time

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TPG to make $500 million minority investment in Jackson, representing an approximate 6.5% pro forma ownership stake in the Company; Jackson to receive $150 million in TPG shares, priced at market, further aligning long-term partnership and incentives

San Francisco; Fort Worth, Texas & Lansing, Mich. – January 6, 2026 – TPG Inc. (NASDAQ: TPG), a leading global alternative asset management firm and Jackson Financial Inc. (NYSE: JXN) (Jackson®), a leading U.S. retirement services firm, today announced that they have established a long-term, strategic investment management partnership. Under the agreement, TPG will manage a minimum commitment of $12 billion of AUM for Jackson, with economic incentives aligned to a long-term target of $20 billion. The strategic investment management partnership will initially focus on Investment Grade Asset Based Finance (ABF) and Direct Lending, further accelerating TPG’s credit origination momentum.

As part of the transaction, TPG will make a $500 million minority investment in Jackson, representing an approximate 6.5% pro forma ownership stake. Jackson will receive $150 million of TPG stock, priced at market, with the potential to receive additional shares if the investment management partnership grows to $20 billion. This structure creates significant alignment among the firms and long-term value creation opportunities. The investment from TPG will further enhance Jackson’s growth plans and broader strategic initiatives.

“Over the past several years, TPG has achieved meaningful growth in insurance capital across our platform, driven by our ability to create differentiated access points and cross-platform strategies that meet the evolving needs of our insurance partners,” said Jon Winkelried, Chief Executive Officer of TPG. “As the insurance landscape continues to evolve, we see tremendous opportunity to deepen relationships and drive long-term value for policyholders and shareholders through thoughtful, relationship-driven approaches that leverage the full breadth of TPG’s capabilities. Jackson brings an impressive track record as a leading provider of retirement income solutions, and as we’ve developed a strong relationship with their team, it’s clear that our goals are closely aligned. This strategic partnership is an important step in the evolution of our franchise and insurance practice, creating opportunities for us to extend the duration of our capital, while scaling our product capabilities.”

“Today marks a significant milestone for Jackson’s next phase of growth and our commitment to provide long-term value for all stakeholders,” commented Laura Prieskorn, President and Chief Executive Officer of Jackson. “I am proud to form this strategic partnership with an organization that shares our commitment to delivering world-class performance through a collaborative and client-centric approach. The complementary strengths of Jackson and TPG will enhance our competitiveness in the market, supporting our efforts to bring more value to consumers to meet the growing needs of Americans seeking financial security in retirement.”

This long-term strategic partnership leverages TPG’s established underwriting process, investment expertise, and origination capabilities, and reinforces the continued strength of the TPG Credit franchise. It also provides Jackson with access to differentiated investment opportunities, enhanced sourcing, and execution certainty. Consistent with TPG’s asset-light model and multi-partner approach, this transaction reflects TPG’s strategy of providing flexible, customized solutions to a broad base of insurance clients.

Approvals and Closing

The transaction is subject to customary closing conditions and is anticipated to close in the first quarter of 2026.

Advisors

Debevoise & Plimpton LLP served as TPG’s legal counsel and Oliver Wyman served as TPG’s actuarial advisor. Weil, Gotshal & Manges LLP advised TPG with respect to certain corporate and regulatory matters. Skadden, Arps, Slate, Meagher & Flom LLP served as a legal advisor to Jackson.

Investor Presentation

A supplemental investor presentation on the transaction is available on the Investor Relations section of TPG’s website at shareholders.TPG.com.

Conference Call Information

TPG will host a conference call and live webcast today at 8:00 a.m. ET. It may be accessed by dialing 800-245-3047 (US toll-free) or 203-518-9765 (international), using the conference ID TPG0106. The number should be dialed at least ten minutes prior to the start of the call. A simultaneous webcast will also be available and can be accessed through the Investor Relations section of TPG’s website at shareholders.tpg.com. A webcast replay will be made available on the Events page in the Investor Relations section of TPG’s website.

Forward-Looking Statements

This announcement may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our and/or Jackson’s future business and financial performance, estimated operational metrics, business strategy, and plans and objectives of management for future operations, including, among other things, statements regarding the expected closing of the transaction and terms of the investment agreement.

Forward-looking statements are based on our current expectations and assumptions regarding our and/or Jackson’s business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to complete and recognize the anticipated benefits of the transaction on the anticipated timeline or at all;

our ability to manage growth and execute our business plan; and regional, national, or global political, economic, business, competitive, market, and regulatory conditions and uncertainties, among various other risks. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 18, 2025 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this announcement and related public filings. Any forward-looking statement made by us in this announcement speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of the document.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities or an offer of any TPG fund.

Shareholder Contacts:

TPG

Gary Stein and Evanny Huang

shareholders@tpg.com

Jackson

Andrew Campbell

andrew.campbell@jackson.com

Media Contacts:

TPG

Luke Barrett and Julia Sottosanti

media@tpg.com

Jackson

Layton Meng

mediarelations@jackson.com

About TPG

TPG is a leading global alternative asset management firm, founded in San Francisco in 1992, with $286 billioni of assets under management and investment and operational teams around the world. TPG invests across a broadly diversified set of strategies, including private equity, impact, credit, real estate, and market solutions, and our unique strategy is driven by collaboration, innovation, and inclusion. Our teams combine deep product and sector experience with broad capabilities and expertise to develop differentiated insights and add value for our fund investors, portfolio companies, management teams, and communities.

About Jackson

Jackson® is committed to helping clarify the complexity of retirement planning—for financial professionals and their clients. Through our range of annuity products, financial know-how, history of award-winning service* and streamlined experiences, we strive to reduce the confusion that complicates retirement planning. We take a balanced, long-term approach to responsibly serving all our stakeholders, including customers, shareholders, distribution partners, employees, regulators and community partners. We believe by providing clarity for all today, we can help drive better outcomes for tomorrow. For more information, visit www.jackson.com.

*SQM (Service Quality Measurement Group) Call Center Awards Program for 2004 and 2006-2024. (Criteria used for Call Center World Class FCR Certification is 80% or higher of customers getting their contact resolved on the first call to the call center (FCR) for 3 consecutive months or more.)

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

[i]	As of September 30, 2025